Exhibit 21


                     SUBSIDIARIES OF THE COASTAL CORPORATION

                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
Coastal Alliance Pipeline Company, L.L.C..............................................    Delaware
Coastal Capital Corporation ..........................................................    Delaware
        Coastal Finance Corporation...................................................    Delaware
Coastal Coal, Inc.....................................................................    Delaware
        Coastal Credit, Inc...........................................................    Delaware
Coastal Finance I.....................................................................    Delaware
Coastal Gas Services Company..........................................................    Delaware
        ANR Gas Supply Company........................................................    Delaware
        ANR Transportation Services Company...........................................    Delaware
        Coastal Electric Services Company.............................................    Delaware
        Coastal Field Services Company................................................    Delaware
                CIG Merchant Company..................................................    Delaware
                Coastal Gas Gathering and Processing Company..........................    Delaware
                         Coastal Aux Sable Products Company...........................    Delaware
                         Coastal Dauphin Island Company, L.L.C......................      Delaware
                         Blacks Fork Gas Processing Company (50%)**...................    Wyoming*
        Coastal States Gas Transmission Company.......................................    Delaware
                Starr-Zapata Pipe Line (50%)**........................................    Texas*
        Coastal Gas Marketing Company.................................................    Delaware
                CGM, Inc..............................................................    Delaware
                         Engage Energy US, L.P. (50%)**...............................    Delaware*
        Coastal Multi-Fuels, Inc......................................................    Delaware
        Coastal Pan American Corporation..............................................    Delaware
        Coastal Southern Pipeline Company.............................................    Delaware
Coastal Gas International Company.....................................................    Delaware
        Coastal Gas & Power India I Ltd...............................................    Cayman Islands
        Coastal Gas Australia Proprietary Ltd.........................................    Australia
        Coastal Gas India Holdings Ltd................................................    Cayman Islands
                Coastal Gas India Ltd.................................................    Cayman Islands
        Coastal Gas International Ltd.................................................    Cayman Islands
                Coastal Gas Australia Pty Ltd.........................................    Cayman Islands
        Coastal Gas International Ventures, Inc.......................................    Delaware
        Coastal Gas Storage Victoria Ltd..............................................    Cayman Islands
                Coastal Gas Storage Victoria Pty Ltd..................................    Australia
        Coastal Gas Toluca Ltd........................................................    Cayman Islands
        Coastal Gas Venezuela Ltd.....................................................    Cayman Islands
        Coastal Halcon Pipeline I Ltd.................................................    Cayman Islands
        Coastal Halcon Pipeline II Ltd................................................    Cayman Islands
                Coastal Gas de Mexico S. de R. L. de C.V..............................    Mexico
        Coastal Horsham Pipeline I Ltd................................................    Cayman Islands
        Coastal Horsham Pipeline II Ltd...............................................    Cayman Islands
                Coastal Gas Pipelines Victoria, L.L.C.................................    Delaware
Coastal Health Management Corporation (94%)...........................................    Delaware
Coastal Holding Corporation...........................................................    Delaware
        CIC Industries, Inc...........................................................    Delaware
                Coastal Chem, Inc.....................................................    Delaware
                Coastal Pipeline Company..............................................    Delaware
                Coastal Refining & Marketing, Inc.....................................    Delaware
                         Coastal Petroleum (Bahamas) Limited..........................    The Bahamas
                         Coastal Refined Products Corporation.........................    Delaware
                               Coastal Liquids Transportation, L.P....................    Delaware

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

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                                        Coastal Liquids Partners, L.P (32%) **........    Delaware*
                        Coastal States Crude Gathering Company........................    Texas
                        Distribuidora Coastal, S.A. de C.V............................    El Salvador
                        Lube & Wax Ventures, L.L.C. (50%)**...........................    Delaware
        Coastal Catalyst Technology, Inc..............................................    Delaware
        Coastal Cat Process Marketing, Inc............................................    Delaware
                BAR-CO Processes Joint Venture (50%)**................................    Texas*
        Coastal Eagle Point Oil Company...............................................    Delaware
        Coastal Energy Corporation....................................................    Delaware
        Coastal Mobile Refining Company...............................................    Delaware
        Coastal Petrochemical International A.V.V.....................................    Aruba
                Coastal Petrochemical International (L) Limited.......................    Labuan (Malaysia)
        Coastal West Ventures, Inc....................................................    Delaware
Coastal Limited Ventures, Inc.........................................................    Texas
        ANR Financial Services, Inc...................................................    Delaware
Coastal Mart, Inc.....................................................................    Delaware
        Coastal Mart Holdings, Inc....................................................    Delaware
                Coastal Markets, Ltd..................................................    Texas*
        TND Beverage Corporation......................................................    Texas
Coastal Medical Services, Inc.........................................................    Delaware
Coastal Midland, Inc..................................................................    Delaware
Coastal Natural Gas Company...........................................................    Delaware
        American Natural Resources Company............................................    Delaware
                ANRFS Holdings, Inc...................................................    Delaware
                         ANR Advance Holdings, Inc. (50%)**...........................    Delaware
                                ANR Advance Transportation Company, Inc...............    Delaware
                                Transport USA, Inc....................................    Pennsylvania
                ANR Alliance Transportation Services Company..........................    Delaware
                ANR Credit Corporation................................................    Delaware
                ANR Development Corporation...........................................    Delaware
                        ANR Real Estate Corporation...................................    Connecticut
                ANR Field Services Company............................................    Delaware
                ANR Finance B.V.......................................................    The Netherlands
                        Coastal Financial B.V.........................................    The Netherlands
                                Coastal Financial Antilles N.V........................    Netherlands Antilles
                        Coastal Netherlands Financial B.V.............................    The Netherlands
                ANR Independence Pipeline Company.....................................    Delaware
                ANR Intrastate Gas Company, Inc.......................................    Delaware
                ANR Pipeline Company..................................................    Delaware
                        ANR Alliance Pipeline Company Canada, Inc.....................    Canada
                        ANR Alliance Pipeline Company U.S., Inc.......................    Delaware
                        ANR Atlantic Pipeline Company.................................    Delaware
                        ANR Capital Corporation.......................................    Delaware
                        ANR Energy Conversion Company.................................    Michigan
                        ANR Iroquois, Inc.............................................    Delaware
                               ANR New England Pipeline Company.......................    Delaware
                         ANR Mayflower Company........................................    Delaware
                         ANR Southern Pipeline Company................................    Delaware
                         American Natural Offshore Company............................    Delaware
                               Texas Offshore Pipeline System, Inc....................    Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                               Unitex Offshore Transmission Company...................    Delaware
                ANR Production Company................................................    Delaware
                         ANRPC Holdings, Inc..........................................    Delaware
                ANR Storage Company...................................................    Michigan
                         ANR Blue Lake Company........................................    Delaware
                               Blue Lake Gas Storage Company (75%)**..................    Michigan*
                         ANR Cold Springs Company.....................................    Delaware
                         ANR Eaton Company............................................    Michigan
                               Eaton Rapids Gas Storage System (50%)**................    Michigan*
                         ANR Jackson Company..........................................    Delaware
                         ANR Northeastern Gas Storage Company.........................    Delaware
                               Steuben Gas Storage Company (50%)**....................    New York*
                         ANR Western Storage Company..................................    Delaware
                ANR Venture Eagle Point Company.......................................    Delaware
                ANR Venture Management Company........................................    Delaware
                         Capitol District Energy Center Cogeneration
                           Associates (50%)**.........................................    Connecticut*
                ANR Western Coal Development Company..................................    Delaware
                Coastal Coal Company, LLC.............................................    Delaware
                         Coastal Coal - West Virginia, LLC............................    Delaware
                Coastal International Finance Ltd.....................................    Honduras
                         Coastal Offshore Finance Ltd.................................    Cayman Islands
                               Coastal Offshore Insurance Ltd.........................    Bermuda
                Coastal Great Lakes, Inc..............................................    Delaware
                         Great Lakes Gas Transmission Limited Partnership (36%)**.....    Delaware*
                Empire State Pipeline Company, Inc....................................    New York
                         Empire State Pipeline (50%)**................................    New York
                Mid Michigan Gas Storage Company......................................    Michigan
        CIC Stock Corporation.........................................................    Delaware
                CIG Gas Storage Company...............................................    Delaware
                CIG Resources Company.................................................    Delaware
                        Johnstown Cogeneration Company, LLC (50%)**...................    Colorado
                        Keyes Helium Company, LLC (51%)...............................    Colorado
        CIG-Canyon Compression Company................................................    Delaware
        CIG Gas Supply Company........................................................    Delaware
                Wyoming Interstate Company, Ltd.......................................    Colorado*
        CIG Overthrust, Inc...........................................................    Delaware
        CIG Trailblazer Gas Company...................................................    Delaware
        Colorado Interstate Gas Company...............................................    Delaware
                CIG Exploration, Inc..................................................    Delaware
                CIG Field Services Company............................................    Delaware
                        Great Divide Gas Services, LLC (73%)**........................    Colorado
                Colorado Water Supply Company.........................................    Delaware
                        Colorado Interstate Production Company........................    Delaware
        Great Lakes Gas Transmission Company (50%)**..................................    Delaware
        Wyoming Gas Supply, Inc.......................................................    Delaware
Coastal Oil Chelsea, Inc..............................................................    Texas
Coastal Oil & Gas Corporation.........................................................    Delaware
        COGC Resale Company...........................................................    Delaware
        Coastal Australia AC 96-3 Ltd.................................................    Cayman Islands

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                Coastal Oil & Gas Australia 20 Pty Ltd................................    Australia
        Coastal Australia AC 96-4 Ltd.................................................    Cayman Islands
                Coastal Oil & Gas Australia 21 Pty Ltd................................    Australia
        Coastal BAS-97 Ltda...........................................................    Brazil
        Coastal BCAM-2 Ltda...........................................................    Brazil
        Coastal Buenos Aires I Ltd....................................................    Cayman Islands
        Coastal Buenos Aires II Ltd...................................................    Cayman Islands
        Coastal Buenos Aires III Ltd..................................................    Cayman Islands
        Coastal Buenos Aires IV Ltd...................................................    Cayman Islands
        Coastal China Ltd.............................................................    Cayman Islands
        Coastal Colombia Ltd..........................................................    Cayman Islands
        Coastal Development I Ltd.....................................................    Cayman Islands
        Coastal Development II Ltd....................................................    Cayman Islands
                Coastal Oil & Gas Australia Pty Ltd...................................    Australia
        Coastal Development III Ltd...................................................    Cayman Islands
        Coastal Development IV Ltd....................................................    Cayman Islands
        CoastalDril, Inc..............................................................    Delaware
        Coastal Javelina, Inc.........................................................    Delaware
        Coastal Indonesia Bangko Ltd..................................................    Cayman Islands
        Coastal Indonesia Sampang Ltd.................................................    Cayman Islands
        Coastal Hungary Ltd...........................................................    Hungary
        Coastal Oil & Gas Holdings, Inc...............................................    Delaware
        Coastal Peru Ltd..............................................................    Cayman Islands
        Coastal Peru 73 Ltd...........................................................    Cayman Islands
Coastal Power Company.................................................................    Delaware
        ANRV-EP, Inc..................................................................    Delaware
                ANR Eagle Point, L.P..................................................    Delaware
                        Eagle Point Cogeneration Partnership (50%)**..................    New Jersey*
        Coastal Bangchak Power Ltd....................................................    Cayman Islands
        Coastal Henan Power Ltd.......................................................    Cayman Islands
                Coastal Henan Power I Ltd.............................................    Cayman Islands
                Coastal Henan Power II Ltd............................................    Cayman Islands
        Coastal Clark Investor Ltd....................................................    Cayman Islands
        Coastal Clark Manager Ltd.....................................................    Cayman Islands
        Coastal Manager Ltd.    ......................................................    Cayman Islands
        Coastal Mexicana Northeast Ltd................................................    Cayman Islands
        Coastal Mexicana Northwest Ltd................................................    Cayman Islands
        Coastal Nanjing Investor Ltd..................................................    Cayman Islands
                Coastal Nanjing Power Ltd.............................................    Cayman Islands
        Coastal Nanjing Manager Ltd...................................................    Cayman Islands
        Coastal Power Nicaragua Ltd...................................................    Cayman Islands
        Coastal Palembang Power Ltd...................................................    Cayman Islands
                Coastal Palembang Power (Singapore) Pte Ltd...........................    Singapore
        Coastal Peenya Investor Ltd...................................................    Cayman Islands
                Coastal Peenya Power Ltd..............................................    Mauritius
                Peenya Power Company (50%)**..........................................    India
        Coastal Peenya Manager Ltd....................................................    Cayman Islands
        Coastal Power Central America Ltd.............................................    Cayman Islands
        Coastal Power Colorado, LLC (51%).............................................    Delaware
        Coastal Power Distribution Ltd................................................    Cayman Islands

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
        Coastal Power Dominicana Generation Ltd.......................................    Cayman Islands
        Coastal Power Guatemala Ltd...................................................    Cayman Islands
                San Jose Power Holding Company, Ltd. (46%)**..........................    Cayman Islands
        Coastal Power India (Cayman) Ltd..............................................    Cayman Islands
                Coastal Power India I Ltd.............................................    Mauritius
        Coastal Power International Ltd...............................................    Cayman Islands
                Compania de Electricidad de Puerto Plata, S.A. (48%)**................    Dominican Republic
                Energia Coastal Guatemala, S.A........................................    Guatemala
        Coastal Power International II Ltd............................................    Cayman Islands
                Quetta Power Holding Company I Ltd. (50%)**...........................    Cayman Islands
                        Habibullah Coastal Power (Private) Company....................    Pakistan
                        Quetta Power Holding Company II Ltd...........................    Cayman Islands
        Coastal Power International III Ltd...........................................    Cayman Islands
        Coastal Power International IV Ltd............................................    Cayman Islands
        Coastal Power International V Ltd.............................................    Cayman Islands
        Coastal Power Khulna Ltd......................................................    Cayman Islands
                Khulna Power Company Ltd. (73.9%)**...................................    Bangladesh
        Coastal Power Lanka Ltd.......................................................    Cayman Islands
        Coastal Power Noapara Ltd.....................................................
        Cayman Islands
        Coastal Power Panama Generation Ltd...........................................    Cayman Islands
                Coastal Power Panama Investor, S.A....................................    Panama
        Coastal Power Pecem Ltd.......................................................    Cayman Islands
        Coastal Saba Investor Ltd.....................................................    Cayman Islands
                Coastal Saba Investor II Ltd..........................................    Cayman Islands
                        Coastal Saba Power Ltd........................................    Mauritius
                                Saba Power Company (Private) Limited**................    Pakistan
                Coastal Saba Manager II Ltd...........................................    Cayman Islands
        Coastal Saba Manager Ltd......................................................    Cayman Islands
        Coastal Salvadoran Power Ltd..................................................    Cayman Islands
                Coastal Nejapa Ltd. (90%).............................................    Cayman Islands
        Coastal Suzhou Investor Ltd...................................................    Cayman Islands
                Coastal Suzhou Power Ltd..............................................    Cayman Islands
                        Suzhou New District Cogeneration Company (60%)**..............    Jiangsu Province, China
        Coastal Suzhou Manager Ltd....................................................    Cayman Islands
                Coastal Gusu Heat & Power Ltd.........................................    Cayman Islands
                        Suzhou Suda Cogeneration Power Company Ltd. (60%)**...........    China
        Coastal Wisconsin Energy, LLC.................................................    Wisconsin
        Coastal Wisconsin Manager, Inc................................................    Delaware
        Coastal Wisconsin Power, Inc..................................................    Delaware
        Coastal Wuxi Investor Ltd.....................................................    Cayman Islands
                Coastal Wuxi New District Ltd.........................................    Cayman Islands
                        Wuxi Shunda Gas Turbine Company (60%)**.......................    China
        Coastal Wuxi Manager Ltd......................................................    Cayman Islands
                Coastal Wuxi Power Ltd................................................    Cayman Islands
                        Wuxi Huada Gas Turbine Electric Power Company (60%)**.........    Jiangsu Province, China
Coastal States Management Corporation.................................................    Colorado
        ABCO Aviation, Inc............................................................    Delaware
        ABCO Leasing, Inc.............................................................    Delaware
        ANR Media Company.............................................................    Michigan

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
        Coastal (Cayman Islands) Construction Company Ltd.............................    Cayman Islands
        Coastal do Brasil S/C Ltda....................................................    Brazil
        Coastal Travel Mart, Inc......................................................    Delaware
        Rancho Paloma Company, S.A. de C.V............................................    Mexico
Coastal States Trading, Inc...........................................................    Delaware
        Coastal Bridger Lake Pipeline Corporation.....................................    Delaware
Coastal Technology, Inc...............................................................    Delaware
        Coastal Technology Dominicana, S.A............................................    Dominican Republic
        Coastal Technology Ltd........................................................    Cayman Islands
                Coastal Technology Palembang, Inc.....................................    South Dakota
                        Coastal Technology Palembang (Cayman) Ltd.....................    Cayman Islands
                               Palembang Coastal Technology (Singapore) Pte Ltd.......    Singapore
        Coastal Technology Pakistan (Private) Limited.................................    Pakistan
        Coastal Technology Salvador, S.A. de C.V......................................    El Salvador
Coastal Unilube, Inc..................................................................    Tennessee
Coastal Unilube of Iowa L.C...........................................................    Iowa
Cosbel Petroleum Corporation..........................................................    Delaware
        Coastal Canada Petroleum, Inc.................................................    New Brunswick, Canada
                Engage Energy Canada, L.P. (50%)**....................................    Canada*
        Coastal Fuels Marketing, Inc..................................................    Florida
                Coastal Fuels of Puerto Rico, Inc.....................................    Delaware
                Coastal Offshore Fuels, Inc...........................................    Liberia
                Coastal Terminals, Inc................................................    Florida
                Coastal Tug and Barge, Inc............................................    Florida
        Coastal Oil New England, Inc..................................................    Massachusetts
        Coastal Oil New York, Inc.....................................................    Delaware
Coscol Petroleum Corporation..........................................................    Delaware
        Coastal CFC Ltd...............................................................    Cayman Islands
                Coastal Baltica Holding Company Ltd. (50%)**..........................    Cayman Islands
                Coastal Baltica Marketing Company Ltd. (50%)**........................    Cayman Islands
        Coastal Coker Corporation Aruba N.V...........................................    Aruba
        Coastal India Petroleum Ltd...................................................    Cayman Islands
        Coastal Securities Company Limited............................................    Bermuda
                Coastal Aruba Holding Company N.V.....................................    Aruba
                         Coastal Aruba Fuels Company N.V..............................    Aruba
                         Coastal Aruba Maintenance/Operations Company N.V.............    Aruba
                         Coastal Aruba Refining Company N.V...........................    Aruba
                                Clark Pipeline and Depot Company, Inc. (50%)**........    Philippines
                                Coastal Energy of Panama, Inc.........................    Panama
                                Coastal Petroleum N.V.................................    Aruba
                                        Coastal Fuji Oil Ltd. (50%)...................    Cayman Islands
                                        Coastal Petroleum Argentina, S.A..............    Argentina
                                        Coastal Petroleum N.V. Chile
                                             Limitada (99%)...........................    Chile*
                                        United Summit Coastal Oil Ltd. (50%)**........    Bangladesh
                        Coastal Petroleum Overseas N.V................................    Aruba
                                Coastal Aruba Investor N.V............................    Aruba
                        Subic Bay Distribution, Inc. (50%)**..........................    Philippines
                        Subic Bay Energy Company Ltd. (50%)**.........................    Cayman Islands
                        Subic Bay Fuels Company, Inc. (50%)**.........................    Philippines

                    SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                        Subic Bay Petroleum Products Ltd..............................    Cayman Islands
                Coastal Belcher Petroleum Pte. Ltd....................................    Singapore
                Coastal (Bermuda) Petroleum Limited...................................    Bermuda
                        Coastal Cayman Finance Ltd....................................    Cayman Islands
                Coastal Management Services (Singapore) Pte. Ltd......................    Singapore
                Coastal Petroleum (Far East) Pte Ltd..................................    Singapore
                Holborn Oil Trading Limited...........................................    Bermuda
        Coastal (Subic Bay) Petroleum, Inc............................................    Texas
                Coastal Subic Bay Terminal, Inc.......................................    Philippines
        Coastal Stock Company Limited.................................................    Bermuda
                Coastal Europe Limited................................................    England
                        Coastal Services Petroleum (U.K.) Limited.....................    England
                        Coastal States Petroleum (U.K.) Limited.......................    England
                        Coastal States Tankers (U.K.) Limited.........................    England
                        Colbourne Insurance Company Limited...........................    England
        Coastal Tankships U.S.A., Inc.................................................    Delaware
        Coscol Marine Corporation.....................................................    Texas
                Coastal Mart of Oklahoma, Inc.........................................    Oklahoma
                        Coastal Interstate Corporation................................    Delaware
        Golden Carriers Corporation...................................................    Liberia
        Texas Tank Ship Agency, Inc...................................................    Delaware


     The above subsidiaries, with the exception of those indicated with a double asterisk (**) are included in the Consolidated Financial Statements of The Coastal Corporation. Great Lakes Gas Transmission Company has a 28.06% limited partnership interest in Great Lakes Gas Transmission Limited Partnership. The names of certain subsidiaries have been omitted from the above listing because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The voting stock of each corporation is owned 100% by its immediate parent or by its immediate parent together with an affiliate of such parent, unless otherwise indicated above.

* Partnership

** Not consolidated